UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06094

Exact name of registrant as specified in charter:	Aberdeen Latin America Equity Fund, Inc.

Address of principal executive offices:	c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	9/30/2012

Item 1: Schedule of Investments

Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (unaudited)

September 30, 2012

No. of
Shares	Description	Value
EQUITY SECURITIES-99.6%
ARGENTINA-3.7%
ENERGY EQUIPMENT & SERVICES-3.7%
260,000	Tenaris S.A., ADR (cost $9,665,225)	$10,600,200

BRAZIL-63.5%
COMMERCIAL BANKS-12.0%
1,035,246	Banco Bradesco S.A.	13,629,654
477,382	Banco Bradesco S.A., PN	7,669,667
164,300	Banco Itaú Holding Financeira S.A., PN	2,479,189
665,286	Itau Unibanco Holding S.A., PN, ADR	10,165,570
		33,944,080

COMMERCIAL SERVICES & SUPPLIES-1.6%
244,200	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	4,571,410

DIVERSIFIED FINANCIAL SERVICES-1.2%
573,563	BM&F Bovespa S.A.	3,465,851

FOOD PRODUCTS-1.0%
170,368	BRF - Brasil Foods S.A.	2,942,204

HEALTH CARE PROVIDERS & SERVICES-2.8%
286,000	Amil Participações S.A.	3,435,245
831,000	Odontoprev S.A.	4,652,534
		8,087,779

MACHINERY-1.0%
251,844	WEG S.A.	2,934,298

MEDIA-0.7%
177,000	Saraiva S.A. Livreiros Editores, PN	2,008,139

METALS & MINING-10.3%
221,800	Bradespar S.A., PN	3,078,778
1,504,000	Vale S.A., ADR	26,109,440
		29,188,218

MULTILINE RETAIL-4.1%
344,096	Lojas Renner S.A.	11,525,031

OIL, GAS & CONSUMABLE FUELS-12.5%
1,118,433	Petroleo Brasileiro S.A., ADR	24,683,816
484,000	Ultrapar Participacoes S.A., ADR	10,798,040
		35,481,856

PERSONAL PRODUCTS-3.7%
383,000	Natura Cosmeticos S.A.	10,438,155

REAL ESTATE MANAGEMENT & DEVELOPMENT-3.9%
379,097	Multiplan Empreendimentos Imobiliarios S.A.	11,162,067

ROAD & RAIL-1.6%
261,000	Localiza Rent a Car S.A.	4,583,352

SOFTWARE-1.1%
150,000	Totvs S.A.	3,115,797

SPECIALTY RETAIL-1.0%
129,000	Cia Hering	2,916,300

TEXTILES, APPAREL & LUXURY GOODS-1.9%
294,667	Arezzo Industria e Comercio S.A.	5,314,108

TOBACCO-1.6%
338,000	Souza Cruz S.A.	4,585,029

No. of
Shares	Description	Value
EQUITY SECURITIES (continued)
BRAZIL (continued)
TRANSPORTATION INFRASTRUCTURE-1.5%
289,400	Wilson Sons Limited, BDR	$4,261,236
	Total Brazil (cost $125,963,396)	180,524,910

CHILE-6.8%
AIRLINES-0.2%
23,143	Latam Airlines Group S.A.	587,906

BEVERAGES-1.1%
318,000	Embotelladora Andina S.A., PNB	1,833,520
540,000	Viña Concha y Toro S.A.	1,131,558
		2,965,078

CHEMICALS-0.4%
18,800	Sociedad Química y Minera de Chile S.A., PNB	1,160,460

COMMERCIAL BANKS-1.2%
11,421,376	Banco de Chile	1,596,368
25,113,969	Banco Santander Chile	1,771,505
		3,367,873

ELECTRIC UTILITIES-0.4%
3,780,000	Enersis S.A.	1,235,164

INDUSTRIAL CONGLOMERATES-0.6%
18,518	Antarchile S.A.	300,207
98,000	Empresas COPEC S.A.	1,446,189
		1,746,396

IT SERVICES-0.6%
592,000	Sonda S.A.	1,778,434

MULTILINE RETAIL-0.3%
77,000	S.A.C.I. Falabella	775,925

PAPER & FOREST PRODUCTS-0.4%
298,570	Empresas CMPC S.A.	1,165,074

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.5%
692,000	Parque Arauco S.A.	1,425,285

WATER UTILITIES-1.1%
84,144	Inversiones Aguas Metropolitanas S.A., ADR(a)(b)	3,045,323
	Total Chile (cost $11,630,400)	19,252,918

COLOMBIA-2.4%
COMMERCIAL BANKS-1.2%
237,000	Bancolombia S.A.	3,476,435

FOOD & STAPLES RETAILING-1.2%
209,901	Almacenes Exito S.A.	3,440,474
	Total Colombia (cost $5,965,744)	6,916,909

LATIN AMERICA-0.0%
VENTURE CAPITAL-0.0%
2,541,650 (c)	JP Morgan Latin America Capital Partners, L.P. (cost $890,763)(b)(d)(e)(f)(g)	128,531

MEXICO-23.1%
BEVERAGES-4.0%
125,402	Fomento Economico Mexicano S.A.B. de C.V., ADR	11,534,476

COMMERCIAL BANKS-4.5%
2,262,000	Grupo Financiero Banorte S.A.B. de C.V.	12,784,625

No. of
Shares	Description	Value
EQUITY SECURITIES (continued)
MEXICO (continued)
FOOD & STAPLES RETAILING-3.9%
1,536,000	Organización Soriana S.A.B. de C.V.	$4,998,779
2,091,000	Wal-Mart de México S.A.B. de C.V., Series V	5,888,768
		10,887,547

HOUSEHOLD DURABLES-0.4%
1,799,741	Urbi Desarrollos Urbanos S.A.B. de C.V.(e)	1,101,790

HOUSEHOLD PRODUCTS-2.3%
2,793,000	Kimberly-Clark de Mexico S.A.B. de C.V.	6,670,175

TRANSPORTATION INFRASTRUCTURE-4.2%
365,000	Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR	6,533,500
60,134	Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	5,327,872
		11,861,372

WIRELESS TELECOMMUNICATION SERVICES-3.8%
8,420,310	América Móvil S.A.B. de C.V., Series L	10,728,385
	Total Mexico (cost $37,122,132)	65,568,370

GLOBAL-0.1%
VENTURE CAPITAL-0.1%
2,237,292(c)	Emerging Markets Ventures I, L.P. (cost $820,085)(b)(d)(e)(f)(g)	140,614
	Total Equity Securities (cost $192,057,745)	283,132,452

Principal
Amount
(000’s)
SHORT-TERM INVESTMENT-0.3%
GRAND CAYMAN-0.3%
$842	Bank of New York Mellon, overnight deposit, 0.03%, 10/01/12 (cost $842,000)	842,000
	Total Investments-99.9% (cost $192,899,745)	283,974,452
	Cash and Other Assets in Excess of Liabilities-0.1%	325,418
	Net Assets-100.0%	$284,299,870

(a)	SEC Rule 144A security. Such securities are traded only among “qualified institutional buyers.”
(b)	Illiquid Security.
(c)	Represents contributed capital.
(d)	Restricted security, not readily marketable.
(e)	Non-income producing security.
(f)	As of September 30, 2012, the aggregate amount of open commitments for the Fund is $775,044.
(g)

Security was fair valued as of September 30, 2012. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors (the “Board”) under procedures established by the Board.

ADR	American Depositary Receipts.
BDR	Brazilian Depositary Receipts.
PN	Preferred Shares.
PNB	Preferred Shares, Class B.

Aberdeen Latin America Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited)

September 30, 2012

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price. If there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are typically obtained from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company. Securities using this pricing methodology are categorized as Level 1 investments for purposes of ASU 820.

Securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. The Fund receives a factor for each security from a third party pricing provider. If the pricing service is unable to provide a valuation factor for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee, if deemed necessary. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. These factors are based on inputs such as, Depositary receipts, S&P 500 Index/S&P 500 Futures, Nikkei 225 Futures, sector indices/ETFs, exchange rates, and historical opening and closing prices of each security. Securities using this valuation factor are categorized as Level 2 investments.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment manager or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund also invests in venture capital private placement securities, which are deemed to be restricted securities. These securities are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

For the period ended September 30, 2012, there have been no changes to the valuation procedures approved by the Board.

The Fund utilizes a three-tier fair value hierarchy to establish a classification of fair value measurements for disclosure purposes. The Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the underlying or investee companies such as publicly traded prices, financial statements, capital statements).

Aberdeen Latin America Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited) (continued)

September 30, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at value. Refer to the Schedule of Investments for a detailed breakout of the security types:

				Balance as of
Investments, at value	Level 1	Level 2	Level 3	09/30/2012
Airlines	$587,906	$—	$—	$587,906
Beverages	14,499,554	—	—	14,499,554
Chemicals	1,160,460	—	—	1,160,460
Commercial Banks	53,573,013	—	—	53,573,013
Commercial Services & Supplies	4,571,410	—	—	4,571,410
Diversified Financial Services	3,465,851	—	—	3,465,851
Electric Utilities	1,235,164	—	—	1,235,164
Energy Equipment & Services	10,600,200	—	—	10,600,200
Food & Staples Retailing	14,328,021	—	—	14,328,021
Food Products	2,942,204	—	—	2,942,204
Health Care Providers & Services	8,087,779	—	—	8,087,779
Household Durables	1,101,790	—	—	1,101,790
Household Products	6,670,175	—	—	6,670,175
Industrial Conglomerates	1,746,396	—	—	1,746,396
IT Services	1,778,434	—	—	1,778,434
Machinery	2,934,298	—	—	2,934,298
Media	2,008,139	—	—	2,008,139
Metals & Mining	29,188,218	—	—	29,188,218
Multiline Retail	12,300,956	—	—	12,300,956
Oil, Gas & Consumable Fuels	35,481,856	—	—	35,481,856
Paper & Forest Products	1,165,074	—	—	1,165,074
Personal Products	10,438,155	—	—	10,438,155
Real Estate Management & Development	12,587,352	—	—	12,587,352
Road & Rail	4,583,352	—	—	4,583,352
Software	3,115,797	—	—	3,115,797
Specialty Retail	2,916,300	—	—	2,916,300
Textiles, Apparel & Luxury Goods	5,314,108	—	—	5,314,108
Tobacco	4,585,029	—	—	4,585,029
Transportation Infrastructure	16,122,608	—	—	16,122,608
Venture Capital	—	—	269,145	269,145
Water Utilities	3,045,323	—	—	3,045,323
Wireless Telecommunication Services	10,728,385	—	—	10,728,385
Short-Term Investments	—	842,000	—	842,000
Total	$282,863,307	$842,000	$269,145	$283,974,452

Amounts listed as “-” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended September 30, 2012, there were no transfers between levels and no significant changes to the fair valuation methodologies.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

				Change in
	Balance as	Accrued		unrealized			Transfers	Transfers	Balance as
Investments, at	of	discounts/	Realized	appreciation/			into	out of	of
value	12/31/2011	premiums	gain/(loss)	(depreciation)	Purchases	Sales	Level 3	Level 3	09/30/2012
Venture Capital	$322,225	$—	$—	$(8,082)	$37,683	$(82,681)	$—	$—	$269,145
Total	$322,225	$—	$—	$(8,082)	$37,683	$(82,681)	$—	$—	$269,145

The change in unrealized appreciation/depreciation relating to investments still held at September 30, 2012, is $(8,082).

Aberdeen Latin America Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited) (continued)

September 30, 2012

Below is a chart of the Venture Capital Securities, which as noted above are also considered restricted securities.

Security	Acquisition Date(s)	Cost	Fair Value At 09/30/12	Percent of Net Assets	Distributions Received	Open Commitments
Emerging Markets Ventures I, L.P.	01/22/98 - 01/10/06	$820,085	$140,614	0.05	$2,524,353	$262,708
JP Morgan Latin America Capital Partners, L.P.	04/10/00 - 10/20/09	890,763	128,531	0.05	2,624,623	512,336
Total		$1,710,848	$269,145	0.10	$5,148,976	$775,044

The Fund may incur certain costs in connection with the disposition of the above securities.

The significant unobservable inputs used in the fair value measurement of the Fund’s venture capital holdings are audited financial statements, expenses incurred from the partnership, interim financial statements, capital calls, distributions and valuation of publicly traded securities. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value
	at 09/30/12	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
		Partner Capital Value/Net
Venture Capital	$269,145	Asset Value	Expenses	5.5% - 5.7% (11.2%)
			Capital Calls & Distributions	0.0% - (24.9%) (-24.9%)

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)                                   market value of investment securities, other assets and liabilities at the rate of exchange at Valuation Time; and

(II)                              purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

Aberdeen Latin America Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited) (concluded)

September 30, 2012

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Tax Cost:

At September 30, 2012, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $192,899,745, $104,633,300, $(13,558,593) and $91,074,707, respectively.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov.

Item 2: Controls and Procedures

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3: Exhibits

1. The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Latin America Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Latin America Equity Fund, Inc.

Date: November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Latin America Equity Fund, Inc.

Date: November 26, 2012

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of Aberdeen Latin America Equity Fund, Inc.

Date: November 26, 2012